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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the

                       Securities and Exchange Act of 1934

       Date of Report (Date of Earliest event reported) September 5, 2000

                                Dynamic I-T, Inc.

             (Exact Name of Registrant as Specified in its Charter

      Colorado                       0-10065                       82-0379959
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  (State or other jurisdiction     Commission File               (IRS Employer
   of incorporation)                    No.                 Identification No.)

2504 Eleventh Street, Santa Monica, California                      90405
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 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (310) 392-8179
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            c/o 10200 W. 44th Ave., #400, Wheat Ridge, Colorado 80033
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         (Former name or former address, if changed since last report)





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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On September 5, 2000 the Board of Directors of Dynamic I-T, Inc. ("Dynamic" or the "Company") appointed the firm of J.H. Cohn LLP as the Company's auditors replacing Michael Johnson, CPA ("Johnson") who was dismissed by the Board of Directors effective the same date, as reported on Form 8-K on September 5, 2000.

         The decision to dismiss Johnson was recommended and approved by the Company's Board of Directors. In addition, the Company's Board of Directors has retained J.H. Cohn LLP as its new independent public accountant.

         None of the reports of Michael Johnson, CPA, on the Company's audited financial statements for the years ended March 31, 1999 and 2000 and the unaudited financial statements for the interim periods through September 5, 2000 contained an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         In connection with the audits of the Company's financial statements as of and for the years ended March 31, 1999 and 2000 and for the Company's unaudited financial statements for the interim periods through September 5, 2000, there have been no disagreements with Michael Johnson, CPA, on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures, which disagreements, if not resolved to the satisfaction of Michael Johnson, CPA, would have caused Johnson to make references to his reports on the Company's financial statements as of and for the years ended March 31, 1999 and 2000 and the interim periods through September 5, 2000, and none of the events described in Item 304(a)(1)(iv)(B) of Regulation S-B occurred during such period with respect to the Company or Johnson.



ITEM 7.  FINANCIALS STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

         16.1* Letter from Michael Johnson, CPA, stating his concurrence with the foregoing disclosures is included as Exhibit 16.1 to this Form 8-K report



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         Exhibit No.                Description
         ---------------            -----------------

         16.1* Letter from Michael Johnson, CPA, stating his concurrence with the foregoing disclosures is included as Exhibit 16.1 to this Form 8-K report

        * Filed herewith.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           DYNAMIC I-T, INC.



                                           By /s/ Spencer Young
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                                              Spencer Young
                                              Vice President & Director


                                              Date: September 7, 2000





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